                                                                   EXHIBIT 10.20

                    AMENDED AND RESTATED SECURITY AGREEMENT
                    ---------------------------------------

     This Amended and Restated Security Agreement ("Agreement") is made and entered into effective as of the 22/nd/ day of October, 1998, by and among MATRIX SERVICE COMPANY, a Delaware corporation (hereinafter referred to as "MSI"), MIDWEST INDUSTRIAL CONTRACTORS, INC., a Delaware corporation (hereinafter referred to as "MIC"), MATRIX SERVICE MID-CONTINENT, INC., an Oklahoma corporation (hereinafter referred to as "MSM"), PETROTANK EQUIPMENT, INC., an Oklahoma corporation (hereinafter referred to as "PEI"), TANK SUPPLY, INC., an Oklahoma corporation (hereinafter referred to as "TSI"), SAN LUIS TANK PIPING CONSTRUCTION CO., INC., a Delaware corporation (hereinafter referred to as "SLT"), COLT CONSTRUCTION CO., INC., a Delaware corporation (hereinafter referred to as "CCC"), MIDWEST INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as "MII"), BROWN STEEL CONTRACTORS, INC., a Georgia corporation (hereinafter referred to as "BSC"), BROWN TANKS, INC., a Georgia corporation (hereinafter referred to as "BTI"), AQUA TANKS, INC., a Georgia corporation (hereinafter referred to as "ATI"), WEST COAST INDUSTRIAL COATINGS, INC., a California corporation (hereinafter referred to as "WCI"), MIDWEST SERVICE COMPANY, a Delaware corporation (hereinafter referred to as "MSC"), MATRIX SERVICE, INC. (CANADA), an Ontario corporation (hereinafter referred to as "MSIC"), MAYFLOWER VAPOR SEAL CORPORATION, an Oklahoma corporation (hereinafter referred to as "MVS"), GENERAL SERVICE CORPORATION, a Delaware corporation (hereinafter referred to as "GSC"), MAINSERV-ALLENTECH, INC., a Delaware corporation (hereinafter referred to as "MA"), MAINTENANCE SERVICES, INC., a Delaware corporation (hereinafter referred as to "MSERV"), in favor of BANK ONE, OKLAHOMA, N.A., successor in interest to LIBERTY BANK AND TRUST COMPANY OF TULSA, NATIONAL ASSOCIATION (hereinafter referred to as the "Secured Party"). Matrix, MSI, MIC, MSM, PEI, TSI, SLT, CCC, MII, BSC, BTI, ATI, WCI, MSC, MSIC, MVS, GSC, MA and MSERV are hereinafter collectively referred to as the "Debtors" and individually as a "Debtor."

                                    RECITALS
                                    --------

     A. Pursuant to that certain Credit Agreement dated August 30, 1994 (the "Original Credit Agreement"), as amended by that certain First Amendment to Credit Agreement dated June 19, 1997 (the "First Amendment"), as amended by that certain Second Amendment to Credit Agreement dated September 15, 1997 (the "Second Amendment"), as amended by that certain Third Amendment to Credit Agreement dated March 1, 1998 (the "Third Amendment"), and as further amended by that Amended and Restated Credit Agreement dated as of October 22, 1998 (the "Amended and Restated Credit Agreement") (the Original Credit Agreement, First Amendment, Second Amendment, Third Amendment, and Amended and Restated Credit Agreement, as amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement"), among Debtors as Borrowers (as such term is defined in the Credit Agreement) and Secured Party, Secured Party has established in favor of the Debtors, on the terms and conditions set forth therein, (i) a revolving credit facility in the original principal amount not to exceed $20,000,000, and (ii) a term loan facility in the original principal amount not to exceed $10,000,000.

     B. Pursuant to the Original Credit Agreement, Matrix, MSI, MIC, MSM, PEI, TSI, SLT, CCC, MII, BSC, WCI, and MSC, among others, each as a Debtor, and Secured Party executed and delivered invidia Security Agreements dated as of August 30, 1994 (the "Original Security Agreements").

     C. Pursuant to the First Amendment, GSC, MA, and MSERV, each as a Debtor, and Secured Party executed and delivered individual Security Agreements dated as of June 19, 1997 (the "Supplemental Security Agreements") (the "Original Security Agreements" and the "Supplemental Security Agreements" hereinafter referred to as the "Existing Security Agreements").

     D. Pursuant to the Amended and Restated Credit Agreement, the Bank (among other modifications made to the Credit Agreement) removed Georgia Steel Acquisition Corporation, Georgia Steel Fabricators, Inc., Heath Engineering, LTD., and Heath (Tank Maintenance) Engineering, LTD., as Borrowers and added BTI, ATI, and MSIC as Borrowers.

     E. Debtors and Secured Party desire to execute this Agreement to renew and continue the Existing Security Agreements and to grant Secured Party a security interest in the rights of BTI, ATI and MSIC in and to the Collateral (as hereinafter defined).

     F. It is a condition precedent to the obligations of Secured Party under the Credit Agreement that Debtors shall have executed and delivered this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged and in order to induce Secured Party to make loans and other extensions of credit under the Credit Agreement, Debtors hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     1.1  Terms Defined in Credit Agreement.  Capitalized terms used herein and
          ---------------------------------
not otherwise defined have the respective meanings assigned to them in the Credit Agreement.

     1.2  Defined Terms.  The following terms used herein shall have the
          -------------
meanings indicated:

          Accounts.  "Accounts" shall mean and include all accounts (as such
          --------
     term is defined in Article 9 of the UCC) of Debtors, of every nature, whether now existing or hereafter arising, including, without limitation, all accounts receivable and other rights to payment for goods sold or leased or for services rendered.

          Collateral.  "Collateral" shall mean and include (i) all Accounts,
          ----------
     (ii) all Inventory, (iii) all General Intangibles, (iv) all books, records, ledger cards, electronic data processing materials and other general intangibles relating to the foregoing property, and (v) all Proceeds of the foregoing property.

          General Intangibles.  "General Intangibles" shall mean and include (i)
          -------------------
     all general intangibles (as such term is defined in Article 9 of the UCC) of Debtors, of every nature, whether now owned or existing or hereafter arising or acquired, including, without limitation, all books, correspondence, credit files, records, computer programs, source codes, computer tapes, computer cards, computer disks, Permits, know-how, technologies, trade secrets, claims (including, without limitation, claims for income tax and other refunds), causes of action, choses in action, judgments, goodwill, patents, copyrights, brand names, trademarks, tradenames, service names, service marks, logos, licensing agreements, franchises, royalty payments, settlements, partnership interests (whether general, limited or special), interests in joint ventures, contracts, contract rights and monies due under any contract or agreement, (ii) all chattel paper of Debtors, whether now owned or existing or hereafter arising or acquired, and (iii) all papers and documents evidencing or constituting any of the foregoing.

          Governmental Authority.  "Governmental Authority" shall mean any court
          ----------------------
     or any administrative or governmental department, commission, board, bureau, authority, agency or body of any governmental entity, whether foreign or domestic, and whether national, federal, state, county, city, municipal or otherwise.

          Indebtedness.  "Indebtedness" shall mean and include all liabilities,
          ------------
     obligations and indebtedness of the Debtors to the Secured Party or an affiliate of the Secured Party, of every kind and description, now existing or hereafter incurred, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, and whether or not of the same or a similar class or character as the Credit Facilities and whether or not currently contemplated by the Secured party or the Debtors, including, without limitation, (i) all Advances, and Letters of Credit (including interest accruing thereon and fees payable in respect thereof), (ii) all Reimbursement Obligations, (iii) all liabilities, obligations and indebtedness of the Debtors to the Secured Party arising out of or relating to the Credit Agreement, the Credit Facilities, the Notes, the L/C Agreements or any other of the Loan Documents, (iv) any overdrafts by any of the Debtors on any deposit account maintained with the Secured Party,
     (v) any Interest Rate Swap with the Secured Party or affiliate of the Secured Party, and (vi) any and all extensions and renewals of any of the foregoing.

          Inventory.  "Inventory" shall mean and include all inventory (as such
          ---------
     term is defined in Article 9 of the UCC) of Debtors, now existing or hereafter acquired and wherever located, including, without limitation, (i) raw goods and raw materials, (ii) goods in process, (iii) finished goods,
     (iv) materials, supplies, containers, boxes and packaging materials, (v) materials used or consumed in the course of business, and (vi) all other goods held or stored for sale or lease or furnished or to be furnished under contracts of service.

          Permit.  "Permit" shall mean any permit, certificate, consent,
          ------
     franchise, concession, license, authorization, approval, filing, registration or notification from or with any Governmental Authority or other Person.

          Person.  "Person" shall mean any individual, sole proprietorship,
          ------
     partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or Governmental Authority.

          Proceeds.  "Proceeds" shall mean all proceeds of all or any portion of
          --------
     the Collateral within the meaning of Article 9 of the UCC, including, without limitation, (i) all proceeds of any insurance, judgment, indemnity, warranty or guaranty payable to or for the account of Debtors with respect to all or any portion of the Collateral, (ii) all proceeds in the form of accounts, collections, contract rights, documents, instruments, chattel paper or general intangibles relating in whole or in part to the Collateral, and (iii) all payments, in any form whatsoever, made or due and payable to or for the account of Debtors in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any portion of the Collateral by any Governmental Authority.

          UCC.  "UCC: shall mean the Uniform Commercial Code as in effect from
          ---
     time to time in the State of Oklahoma.

     1.3  Interpretations.  Unless otherwise defined herein, (i) terms defined
          ---------------
in the UCC are used herein as so defined, and (ii) the singular shall be deemed to include the plural and the plural shall be deemed to include the singular.

                                   ARTICLE II

                           GRANT OF SECURITY INTEREST
                           --------------------------

     In order to secure the prompt and complete payment and performance when due (whether at the stated maturity, upon a mandatory prepayment, by acceleration or otherwise) of the Indebtedness, Debtors hereby renew and continue their assignment, transfer and pledge unto Secured Party, and additionally, as applicable, grant to Secured Party a continuing security interest in, the Collateral.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     3.1  Ownership; Free of Encumbrances.  Debtors are and will remain the
          -------------------------------
legal and beneficial owners of the Collateral, free and clear of any prior Liens, except the security interest created hereby and except as set forth in Subsection 5.6 of the Credit Agreement. Debtors will defend the Collateral against all claims and demands of all persons at any time claiming the Collateral or any interest therein, other than persons holding Liens permitted under Subsection 5.6 of the Credit Agreement. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office except such as may have been filed pursuant to this Agreement and except as set forth in Schedule I attached to the Existing Security Agreement. Debtors have exclusive possession and control of the Collateral.

     3.2  Conflicting Agreements and Charter Provisions.  Neither the execution
          ---------------------------------------------
and delivery of this Agreement, nor fulfillment nor compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, the charter or bylaws of Debtors, or any agreement, instrument, judgment, decree, statute, law, rule or regulation to which Debtors are subject or by which the Collateral is bound or affected, or require any authorization, consent, approval or other action by, or notice to any Governmental Authority. Except for the filings and other actions contemplated under Subsection 4.2 hereof, no consent or authorization of or filing with or other act by and in respect of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

     3.3  Actions and Proceedings.  There is no action or proceeding against or
          -----------------------
investigation of Debtors, pending or threatened, which questions the validity of this Agreement or any of the Loan Documents or which is likely to have a Material Adverse Effect.

     3.4  Organization; Authority.  Each of the Debtors is a corporation, duly
          -----------------------
organized, validly existing and in good standing under the laws of the state or jurisdiction of its incorporation and is duly qualified to conduct business and in good standing under the laws of the State of Oklahoma and all other states or jurisdictions in which it does business. Each of the Debtors is duly authorized, qualified and licensed under all applicable laws, regulations, ordinances and orders of public authorities to carry on its business as currently conducted and as contemplated to be conducted, or, if not, such noncompliance does not create or give rise to a Material Adverse Effect. Debtors now have and will have at all material times requisite corporate power and authority to enter into this Agreement and to carry out the terms and provisions hereof. This Agreement has been duly authorized by all necessary corporate action on the part of Debtors, has been duly executed and delivered by the Debtors' duly authorized officers, and constitutes the legal, valid and binding obligation of Debtors, enforceable in accordance with its terms (except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, and (ii) general principles of equity).

     3.5  Location of Principal Office; Records.  The chief place of business
          -------------------------------------
and chief executive office of Debtors and the offices where Debtors keep their records concerning the Accounts and the original copies of all contracts that evidence or constitute Collateral are located at the following address:



               c/o Matrix Service Company
               10701 East Ute Street
               Tulsa; Oklahoma  74116-1517
               Attn:  Michael J. Hall,
               Chief Financial Office and Vice President/Finance
               Fax:  (918) 838-8810

Schedule II attached to the Existing Security Agreements contains a complete and accurate list of the location of all Inventory. Within the last four months, no Debtor has changed its name, identity or corporate structure (by reorganization or otherwise), or its address.

     3.6  Tradenames.  Schedule III attached to the Existing Security Agreements
          ----------
contains a complete and accurate list of (i) all names under which Debtors are or have been doing business within the last twelve months, including, without limitation, tradenames, division names, and fictitious names, (ii) all tradenames owned by Debtors or that Debtors are licensed to use, and (iii) all tradenames that Debtors have established the right to use.

     3.7  Instruments.  None of the Accounts is currently evidenced by a
          -----------
promissory note or other instrument.

     3.8  Accounts.  The amount represented to Secured Party from time to time
          --------
as owing by each account debtor or by all account debtors in respect of the Accounts will at no time be other than the correct amount actually owing by such account debtor or debtors thereunder. No consent of any account debtor in respect of any account is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement by Debtors. Each of the Accounts is in full force and effect and constitutes a valid and legally enforceable obligation of the account debtor in respect thereof.

     3.9  Law and Ordinances.  Debtors have not violated and will not violate
          ------------------
any applicable statute, regulation or ordinance of any Governmental Authority in any material adverse respect as to the ownership, acquisition, use and operation of the Collateral including, without limitation, any Environmental Laws.

     3.10 Permits.  Each of the Debtors has acquired or will acquire at
          -------
appropriate times, and are in compliance with the terms of, all Permits and has made all governmental and regulatory filings, registrations and notifications
(i) which are presently necessary for it to carry on its business as now being conducted or as contemplated to be conducted, (ii) which are or will be necessary for it to own, maintain, use or operate the Collateral, or (iii) which if not obtained would have a Material Adverse Effect. All such Permits are or will be valid and subsisting, and none of the Debtors is or will be in material violation of any such Permit.



                                  ARTICLE IV

                                   COVENANTS
                                   ---------

     Debtors covenant and agree with Secured Party that, from and after the date of this Agreement until the Indebtedness is paid in full:

     4.1  Insurance.  Debtors, at their cost and expense, shall maintain in full
          ---------
force and effect liability and casualty insurance on the Inventory as required under the terms of the Credit Agreement.

     4.2  Recordings, Filings, Further Assurances.  Debtors agree that from time
          ---------------------------------------
to time, at the expense of Debtors, Debtors will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Secured Party may reasonably request, in order to continue, perfect and protect any security interest granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtors will: (i) mark conspicuously each item of chattel paper included in the Accounts with a legend in form and substance satisfactory to Secured Party, indicating that such chattel paper is subject to the security interest granted hereby; (ii) if any of the Accounts shall be evidenced by a promissory note or other instrument, deliver and pledge to Secured Party such note or instrument duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party;
(iii) execute and file such financing or continuation statements or amendments thereto and such other instruments or notices as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interest granted or purported to be granted hereby; (iv) deliver to Secured Party promptly upon receipt thereof all promissory notes and other instruments representing or evidencing any of the Collateral; and (v) prepare and furnish to Secured Party upon request such lists of the Accounts as Secured Party may, from time to time, reasonably request. Debtors hereby authorize Secured Party to file one or more financing or continuation statements and amendments thereto relative to all or part of the Collateral without the signature of Debtors, where permitted by law and to execute the same as attorney-in-fact for Debtors to the extent Debtors' signature is required by law.

     4.3  Records and Inspection; Field Audits.  Debtors shall keep and shall
          ------------------------------------
make available to Secured Party at reasonable times, accurate and complete books and records with respect to the Collateral and Debtors' business generally, in accordance with generally accepted accounting principles or other reasonable and sound business practices, including a record of all payments received and any credits granted on any of the Accounts, and Secured Party shall have the right to inspect and copy such records and to inspect the Collateral at reasonable times. Without limiting the generality of the foregoing, Debtors will: (i) permit Secured Party, through its authorized representatives, to conduct periodic field audits of Debtors and to review Debtors' operations, books and records, accounts receivable methods and controls, and other matters relating to the value and maintenance of the Collateral and Debtors' financial reporting, and (ii) afford any authorized representative of Secured Party with access to any Property owned by Debtors, during business hours and upon reasonable notice. For the further security of Secured Party, Secured Party shall have a security interest in all such books and records pertaining to the Collateral, and after any Event of Default Debtors shall turn over any such books and records to Secured Party or to its representatives during normal business hours at the request of Secured Party.

     4.4  Location of Office and Records; Change of Name.  Debtors shall keep
          ----------------------------------------------
their chief place of business and chief executive office, and the offices where they keep their records concerning the Accounts and the original copies of all contracts and chattel paper that evidence or constitute Collateral, at the location therefor specified in Subsection 3.5 above and shall notify Secured Party at least thirty (30) days prior to any change from said location. No Debtor will change its name, identity or corporate or other structure to such an extent that any financing statement filed by Secured Party in connection with this Agreement would become seriously misleading, unless it shall have given Secured Party at least thirty (30) days prior written notice thereof and prior to effecting any such change taken such steps as Secured Party may deem necessary or advisable to continue the perfection and priority of the security interest granted pursuant hereto.

     4.5  Removal of Inventory.  Debtors shall keep the Inventory at the
          --------------------
locations listed on Schedule II (attached to the Existing Security Agreements) or, with the prior written consent of Secured Party, at such other location in a jurisdiction in which all actions required by Subsection 4.2 shall have been taken with respect to the Collateral as Debtors may have advised Secured Party at least thirty (30) days prior to such removal.

     4.6  Debtors Remain Liable.  Debtors shall remain liable under all
          ---------------------
contracts or other agreements included in the Collateral to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not bee executed. The exercise by Secured Party of any of the rights hereunder shall not release Debtors from any of their duties or obligations under such contracts or agreements included in the collateral. Secured Party shall not have any obligation or liability under such contracts or agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Debtors shall at their expense perform and observe all of the terms and provisions of such contracts to be performed or observed by them to maintain such contracts in full force and effect, enforce such contracts in accordance with their terms, and take all such action to such ends as may from time to time be reasonably requested by Secured Party.

     4.7  Debtors to Pay Taxes.  Each of the Debtors will pay promptly when due
          --------------------
all taxes, assessments, governmental charges or levies owing or payable by it, and will pay when due all claims for labor, materials, supplies, rent and other obligations which, if unpaid, might become a Lien against any of the Collateral, except to the extent any of the foregoing are being diligently contested in good faith by appropriate legal proceedings and against which there are established adequate reserves in conformity with GAAP.

     4.8  Transfers and Other Liens.  Debtors shall not:  (a) sell, assign, or
          -------------------------
otherwise dispose of or grant any option with respect to any of the Collateral (except as permitted by Subsection 7.2 of the Credit Agreement), or (b) create or suffer to exist any lien upon or with respect to any of the Collateral (except as permitted by Subsection 7.1 of the Credit Agreement).

     4.9  Limitations on Modifications, Waivers or Extensions of Agreements
          -----------------------------------------------------------------
Giving Rise to Accounts.  Debtors will not (i) amend, modify, terminate or waive
-----------------------
any provision of any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of such Account as Collateral, or (ii) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to an Account (other than any right of termination). Debtors will deliver to Secured Party a copy of each material demand, notice or document sent or received by it relating in any way to any amendment, modification, termination or waiver of any provision of any agreement giving rise to an Account.

     4.10 Secured Party's Rights and Duties.  Debtors shall remain liable under
          ---------------------------------
the Accounts to observe and perform al the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each Account. Secured Party shall not have any obligation or liability under any Accounts by reason of or arising out of this Agreement, or the receipt by Secured Party of any payment relating to any Account pursuant hereto, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Debtors under or pursuant to any Account or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by Secured Party or the sufficiency of any performance by any party under any Account or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which have been assigned to Secured Party or to which Secured Party may be entitled at any time or times.

     4.11 Collection of Accounts and Proceeds.  Debtors shall cause all payments
          -----------------------------------
from account debtors on any of the Accounts to be remitted directly to a "lockbox" maintained with Secured Party. Until further notice from Secured Party, any proceeds of Accounts remitted to the lockbox, whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever, or other documents received in payment of any Accounts or in payment for any Inventory, shall be deposited by Secured Party in an operating account maintained by Matrix with Secured Party (subject to Secured Party's established policies on availability of uncollected funds). Such proceeds when deposited shall continue to be collateral security for all of the Indebtedness and shall not constitute payment thereof until applied as hereinafter provided. Upon the occurrence and during the continuation of an Event of Default, Secured Party may apply all or any part of the funds on deposit in said operating account on account of the principal of and/or interest on any of the Indebtedness, the order and method of any such application to be in the sole discretion of Secured Party. If an Event of Default shall have occurred and be continuing, at Secured Party's request Debtors shall deliver to Secured Party all original and other documents evidencing and relating to the sale and delivery of Inventory or the performance of labor or services which created the Accounts, including, but not limited to, all original orders, invoices and shipping receipts. Secured Party may, at any time after the occurrence and during the continuation of any Event of Default, notify account debtors that the Accounts have been assigned to Secured Party and that payment shall be made directly to Secured Party, and Debtors will so notify such account debtors on the request of Secured Party. Secured Party may in its own name or in the name of others, at any time after the occurrence and during the continuation of any Event of Default, communicate with account debtors in order to verify with them the existence, amount, and terms of any Accounts.

     4.12 Continuation of Security Interests.  Debtors agree that the security
          ----------------------------------
interest granted herein is a renewal and continuation of the Existing Security Agreements, and provides Secured Party priority with a continual uninterrupted security interest in the Collateral, free from any gaps in the priority of the security interests granted under the Existing Security Agreements.

                                   ARTICLE V

                                    DEFAULT
                                    -------

     The term "Event of Default" for all purposes of this Agreement shall mean the occurrence of an "Event of Default" as defined in the Credit Agreement.

                                  ARTICLE VI

                                   REMEDIES
                                   --------

     6.1  Acceleration of Indebtedness.  Upon the occurrence of any Event  of
          ----------------------------
Default, Secured Party may, at its option, without notice or demand, terminate its obligations to Debtors (including the Revolving Commitment as defined in the Credit Agreement) and declare the Indebtedness to be immediately due and payable, whereupon the same shall become forthwith due and payable.

     6.2  Other Remedies.  Upon the occurrence and during the continuation of
          --------------
any Event of Default, Secured Party shall be entitled to exercise all remedies available to it under the Loan Documents (as defined in the Credit Agreement) or otherwise under applicable law, including, without limitation, the following:

          6.2.1  All Legal Remedies.  Proceed to selectively and successively
                 ------------------
     enforce and exercise any and all rights and remedies which Secured Party may have under this Agreement, any other applicable agreement or applicable law, including, without limitation: (i) commencing one or more actions against Debtors and reducing the claims of Secured Party against Debtors to judgment, (ii) foreclosing, realizing upon, or otherwise enforcing Secured Party's security interest in the Collateral, or any portion thereof, or otherwise enforcing Secured Party's rights and remedies in respect of the Collateral, through judicial action or otherwise, including all available remedies under the applicable provisions of the UCC, and (iii) paying or discharging of any claim or Lien, prior or subordinate, in respect of or affecting the Collateral.

          6.2.2  Cash Equivalent Items.  As regards any portion of the
                 ---------------------
     Collateral consisting of cash equivalent items (i.e., checks, drafts or
                                                     ----
     other items convertible at face), immediately apply them against the Indebtedness and for this purpose Debtors agree that such items will be considered identical in character to cash proceeds.

          6.2.3  Disposition.  Sell, lease or otherwise dispose of the
                 -----------
     Collateral at private or public sale, in bulk or in parcels and, where permitted by law, without having the Collateral present at the place of sale. Unless the Collateral is perishable or it appears that the value of the Collateral will decline speedily or the collateral is a type customarily sold on a recognized market, or unless Debtors have signed a statement (after the occurrence of an Event of Default) renouncing or modifying Debtors' right to notice, Secured Party will give Debtors reasonable notice of the time and place of any public sale or other disposition thereof or the time after which any private sale or other disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is given to Debtors at least ten (10) days before the time of any such sale or disposition.

          6.2.4  Costs and Expenses.  Recover from Debtors an amount equal to
                 ------------------
     all costs, expenses and attorney's fees incurred by Secured Party in connection with the exercise of the rights contained or referred to herein, together with interest on such sums at the default rate applicable to the Term Note from time to time.

          6.2.5  Collections.  Exercise any and all rights and remedies of
                 -----------
     Debtors relating to the Collateral, including, but not by way of limitation, the right to collect, demand, receive, settle, compromise, adjust or sue for all amounts due thereon or thereunder and the right either in Secured Party's own name or in the name of Debtors, to take such legal or other action as Debtors might have taken except for this Agreement.

     6.3  Letters of Credit.  Upon the acceleration of the Indebtedness after an
          -----------------
Event of Default an amount equal to the aggregate stated amount of all outstanding Letters of Credit issued by Secured Party for the account of the Borrowers shall, at Secured Party's option and without demand upon or further notice to Debtors, be deemed (as between Secured Party and the Debtors) to have been paid or disbursed by Secured Party under the Letters of Credit (notwithstanding that such amounts may not in fact have been so paid or disbursed), and a loan to the Debtors in the amount of such Letters of Credit to have been made and accepted, which loan shall be immediately due and payable and shall bear interest at the post default rate provided in the Revolving Note. In lieu of the foregoing, at the election of Secured Party, Debtors shall, upon Secured Party's demand, deliver to Secured Party cash, or other collateral of a type satisfactory to Secured Party, having a value, as determined by Secured Party, equal to the aggregate outstanding Letters of Credit. Any such collateral and/or any amounts received by Secured Party in payment of the loan made pursuant to this Section shall be held by Secured Party in a separate account appropriately designated as a cash collateral account in relation to this Agreement and the Letters of Credit and retained by Secured Party as collateral security for the Indebtedness and each of the Letters of Credit.
Such amounts shall not be used by Secured Party to pay any amounts drawn or paid under or pursuant to any Letter of Credit, but may be applied to reimburse Secured Party for drawings or payments under or pursuant to Letters of Credit which Secured Party has paid or, if no such reimbursement is required, to payment of such other Indebtedness as Secured Party shall determine. At the option of Secured Party, proceeds of sale of the Collateral may be used to fund the cash collateral account herein provided for. Any amounts remaining in any cash collateral account established pursuant to this Section following payment in full of the Indebtedness, which amounts are not (as determined by Secured Party) to be applied to reimburse Secured Party for amounts actually paid by Secured Party in respect of a Letter of Credit, shall be returned to the Debtors (after deduction of Secured Party's reasonable and necessary expenses).

     6.4  Selective Enforcement.  In the event Secured Party shall elect to
          ---------------------
selectively and successively enforce its rights and remedies in respect of any of the Collateral, pursuant to any applicable agreements or otherwise, such action shall not be deemed a waiver or discharge of any other right, remedy, lien or encumbrance until such time as Secured Party shall have been paid in full the Indebtedness.

     6.5  Waiver of Default.  Secured Party may, by an instrument in writing
          -----------------
signed by Secured Party, waive any Event of Default which shall have occurred and any of the consequences thereof and, in such event, Secured Party and Debtors shall be restored to their respective former positions, rights and obligations. Any Event of Default so waived shall, for all purposes of this Agreement, be deemed to have been cured and not to be continuing, but no such waiver shall extend to any subsequent or other default or impair any consequence thereof.

     6.6  Deposits; Setoff.  Regardless of the adequacy of any other Collateral
          ----------------
held by Secured Party, any deposits or other sums credited by or due from Secured Party to Debtors shall at all times constitute collateral security for the Indebtedness and may be set off against the Indebtedness. The rights granted in this subsection shall be in addition to the rights of Secured Party under any statutory banker's lien or common law right of setoff.

     6.7  Application of Payments.  During the continuance of any Event of
          -----------------------
Default, all payments received by Secured Party in respect of the Indebtedness, whether from Debtors, any guarantor, recoveries upon any portion of the Collateral or otherwise, may be applied by Secured Party to any liabilities, obligations or indebtedness included in the Indebtedness selected by Secured Party in its sole and exclusive discretion.

     6.8  Secured Party's Satisfaction of Debtor's Obligations.  Upon the
          ----------------------------------------------------
occurrence of any event which, but for the giving of notice or the passage of time, would constitute an Event of Default, Secured Party may, but shall not be obligated to, pay, satisfy or cure any liability or obligation of Debtors arising out of or relating to this Agreement or the Notes, upon prior notice to Debtors, and Debtors will from time to time within ten (10) days after a request made by Secured Party, reimburse Secured Party for all amounts expended, advanced or incurred by Secured Party in connection with such payment, cure or satisfaction, together with interest on such sums at the default rate applicable to the Term Note from time to time.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

     From and after the date of this Agreement and until the Indebtedness is paid in full:

     7.1  Power of Attorney.  Debtors hereby irrevocably constitute and appoint
          -----------------
Secured Party, with full power of substitution, as ifs full and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtors and in the name of Debtors or in its own name from time to time in Secured Party's discretion, for the purposes of carrying out this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtors hereby give Secured Party the power and right on behalf of Debtors, without notice to or assent by Debtors to do the following:

          (a) At any time when any Event of Default shall have occurred and be continuing, to take possession of and endorse and collect any checks, drafts, notes, acceptances, or other instruments for the payment of money due under or with respect to any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such monies due or with respect to such Collateral whenever payable;

          (b) Upon the occurrence and during the continuance of any Event of Default, (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all monies due or to become due thereunder directly to Secured Party, or as Secured Party shall direct;
     (ii) to ask for or demand, collect, receive payment of and receipt for, any and all monies, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) to assign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) to commence and prosecute any suits, actions, or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against such Debtors with respect to any Collateral; and (vi) to settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate.

     All acts of such attorney or designee are hereby ratified and approved and such attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Indebtedness shall remain unpaid.

     7.2  Amendment; Entire Agreement.  This Agreement cannot be amended,
          ---------------------------
modified or supplemented, except by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, amendment, modification or discharge is sought. This Agreement constitutes the entire agreement of the parties hereto with respect to the matters dealt with herein, except as expressly indicated to the contrary herein.

     7.3  Notices.  All notices, requests and demands required or authorized
          -------
hereunder shall be given in the manner set forth in Subsection 10.4 of the Credit Agreement.

     7.4  Waivers; Consents.  Debtors hereby (i) consent to all extensions and
          -----------------
renewals of the Indebtedness, (ii) consent to the addition, release or substitution of any person other than Debtors liable on any portion of the Indebtedness, (iii) waive all demands, notices and protests of any action taken by Secured Party pursuant to this Agreement or in connection with the Indebtedness, (iv) waive any indulgence by Secured Party, and (v) consent to any substitutions for, exchanges of or releases of the Collateral or any portion thereof or of any other property securing the Indebtedness.

     7.5  Survival of Representations and Warranties.  All representations and
          ------------------------------------------
warranties of Debtors contained herein or made in writing by Debtors in connection herewith shall continue and shall survive the execution and delivery of this Agreement.

     7.6  Successors and Assigns.  All covenants and agreements in this
          ----------------------
Agreement made by Debtors and Secured Party shall inure to the benefit of and shall be binding upon Secured Party and Debtors and their respective successors and assigns, whether so expressed or not.

     7.7  Descriptive Headings.  The descriptive headings of the Sections of
          --------------------
this Agreement are inserted for convenience only and do not constitute a part of the Agreement.

     7.8  Governing Law.  THIS AGREEMENT HAS BEEN DELIVERED TO AND ACCEPTED BY
          -------------
SECURED PARTY IN THE STATE OF OKLAHOMA, IS TO BE PERFORMED IN THE STATE OF OKLAHOMA, SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF OKLAHOMA, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF OKLAHOMA.

     7.9  Severability.  In the event any one or more of the provisions
          ------------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

     7.10 Indemnity and Expenses.  Debtors agree to indemnify Secured Party from
          ----------------------
and against any and all claims, losses, liabilities or expenses (including without limitation legal fees and expenses) (i) arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement),
(ii) resulting from any delay in paying excise, sales or other taxes in connection with the Collateral, or (iii) with respect to or resulting from any failure to comply with any requirement of law with respect to the Collateral, except claims, losses or liabilities resulting from Secured Party's gross negligence or willful misconduct. Debtors will, upon demand, pay to Secured Party the amount of any and all expenses, including the fees and disbursements of its counsel and of any experts and agents which Secured Party may reasonably incur in connection with (I) the execution and delivery of this Agreement, (II) any proposed amendment or modification of this Agreement, (III) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon any of the Collateral, (IV) the exercise or enforcement of any of the rights of Secured Party hereunder, or (V) failure of Debtors to perform or observe any of the provisions hereof.

     7.11 Preservation of Collateral.  Secured Party's sole duty with respect to
          --------------------------
the custody, safekeeping and physical preservation of the Collateral in its possession under Section 9-207 of the UCC, or otherwise, shall be to deal with it in the same manner as Secured Party deals with similar property for its own account. Neither Secured Party nor any of its directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon all or any part of the Collateral, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Debtors, or otherwise.

     7.12 No Waiver by Secured Party.  Secured Party shall not by any act
          --------------------------
(except by a written instrument pursuant to Subsection 7.2 hereof), delay, indulgence, omission, or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default, or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power, or privilege hereunder, shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have on any future occasion.

     7.13 Jurisdiction and Venue.  All actions or proceedings with respect to
          ----------------------
this Agreement may be instituted in any state or federal court sitting in Tulsa County, Oklahoma, as Secured Party may elect, and by execution and delivery of this Agreement Debtors irrevocably and unconditionally (i) submit to the nonexclusive jurisdiction (both subject matter and person) of each such court, and (ii) waive (a) any objection that Debtors may now or hereafter have to the laying of venue in any of such courts, and (b) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.

     7.14 Financing Statements.  A carbon, photographic or other reproduction of
          --------------------
this instrument or any financing statement in connection herewith shall be sufficient as a financing statement for any and all purposes.

     IN WITNESS WHEREOF, Debtors have executed and delivered this Agreement to and in favor of Secured Party as of the date first set forth above.

                         MATRIX SERVICE COMPANY,
                         a Delaware corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary

                         MATRIX SERVICE, INC.,
                         an Oklahoma corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary

                         MIDWEST INDUSTRIAL CONTRACTORS, INC.,
                         a Delaware corporation

                         By:
                            ---------------------------------------------------
                         Name:
                         Title:  Secretary

                         MATRIX SERVICE MID-CONTINENT, INC.,
                         an Oklahoma corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary

                         PETROTANK EQUIPMENT, INC.,
                         an Oklahoma corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary

                         TANK SUPPLY, INC.,
                         an Oklahoma corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary


                         SAN LUIS TANK PIPING CONSTRUCTION CO., INC., a Delaware corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary

                         COLT CONSTRUCTION CO., INC.,
                         a Delaware corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary

                         MIDWEST INTERNATIONAL, INC.,
                         a Delaware corporation

                         By:
                            ---------------------------------------------------
                         Name:
                         Title:  Secretary

                         BROWN STEEL CONTRACTORS, INC.,
                         a Georgia corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary

                         BROWN TANKS, INC.,
                         a Georgia corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary

                         AQUA TANKS, INC.,
                         a Georgia corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary


                         WEST COAST INDUSTRIAL COATINGS, INC.,
                         a California corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary

                         MIDWEST SERVICE COMPANY,
                         a Delaware corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary

                         MATRIX SERVICE, INC. (CANADA),
                         an Ontario corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary

                         MAYFLOWER VAPOR SEAL CORPORATION,
                         an Oklahoma corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary

                         GENERAL SERVICE CORPORATION,
                         a Delaware corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary

                         MAINSERV-ALLENTECH, INC.,
                         a Delaware corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary


                         MAINTENANCE SERVICES, INC.,
                         a Delaware corporation

                         By:
                            ---------------------------------------------------
                         Name:  Michael J. Hall
                         Title:  Secretary